Benefit Plans	9 Months Ended	12 Months Ended
	Sep. 30, 2019	Dec. 31, 2018
THE DAYTON POWER AND LIGHT COMPANY [Member]
Benefit Plans	Benefit Plans

DP&L sponsors a defined benefit pension plan for the majority of its employees.

We generally fund pension plan benefits as accrued in accordance with the minimum funding requirements of ERISA and, in addition, make voluntary contributions from time to time. There were $7.5 million in employer contributions during each of the nine months ended September 30, 2019 and 2018.

The amounts presented in the following tables for pension include the collective bargaining plan formula, the traditional management plan formula, the cash balance plan formula and the SERP, in the aggregate. The pension costs below have not been adjusted for amounts billed to the Service Company for former DP&L employees who are now employed by the Service Company or for amounts billed to AES Ohio Generation for employees employed by AES Ohio Generation that are still participants in the DP&L plan.

The net periodic benefit cost of the pension benefit plans for the three and nine months ended September 30, 2019 and 2018 was:

	Three months ended		Nine months ended
	September 30,		September 30,
$ in millions	2019	2018	2019	2018
Service cost	$0.9	$1.5	$2.7	$4.5
Interest cost	3.7	3.4	11.2	10.3
Expected return on plan assets	(5.0)	(5.3)	(15.0)	(15.9)
Amortization of unrecognized:
Prior service cost	0.4	0.4	1.3	1.1
Actuarial loss	1.8	2.4	5.3	7.1
Net periodic benefit cost	$1.8	$2.4	$5.5	$7.1

In addition, DP&L provides postretirement health care and life insurance benefits to certain retired employees, their spouses and eligible dependents. We have funded a portion of the union-eligible benefits using a Voluntary Employee Beneficiary Association Trust. These postretirement health care benefits and the related unfunded obligation of $9.0 million at September 30, 2019 and $9.2 million at December 31, 2018 were not material to the financial statements in the periods covered by this report.

Defined Contribution Plans
DP&L sponsors two defined contribution plans. One is for non-union employees (the management plan) and one is for collective bargaining employees (the union plan). Both plans are qualified under Section 401 of the Internal Revenue Code.

Certain non-union and union employees become eligible to participate in their respective plan upon date of hire.

Participants may elect to contribute up to 85% of eligible compensation to their plan. Non-union participant contributions are matched 100% on the first 1% of eligible compensation and 50% on the next 5% of eligible compensation and they are fully vested in their employer contributions after two years of service. Union participant contributions are matched 150% but are capped at $2,400 for 2018 and they are fully vested in their employer contributions after three years of service. All participants are fully vested in their own contributions.

We contributed $3.7 million, $3.1 million and $5.1 million for the years ended December 31, 2018, 2017 and 2016, respectively. DP&L matching contributions are paid quarterly, in arrears. Therefore, the contributions by year include the fourth quarter matching contribution that is paid in the following year. DP&L also contributes an annual bonus to the accounts of its union participants. This payment is typically made in January of the following year.

Defined Benefit Plans
DP&L sponsors a traditional defined benefit pension plan for most of the employees of DPL and its subsidiaries. For collective bargaining employees, the defined benefits are based on a specific dollar amount per year of service. For all other employees (management employees), the traditional defined benefit pension plan is based primarily on compensation and years of service. As of December 31, 2010, this traditional pension plan formula was closed to new management employees. A participant is 100% vested in all amounts credited to his or her account upon the completion of five-years vesting, as defined in The Dayton Power and Light Company Retirement Income Plan, or the participant’s death or disability. If a participant’s employment is terminated, other than by death or disability, prior to such participant becoming 100% vested in his or her account, the account shall be forfeited as of the date of termination. Employees that transferred from DP&L to the Service Company maintain their previous eligibility to participate in the DP&L pension plan. In addition, employees that transferred from DP&L to AES Ohio Generation due to Generation Separation maintain their previous eligibility to participate in the DP&L pension plan.

Almost all management employees beginning employment on or after January 1, 2011 participate in a cash balance pension plan formula. Similar to the traditional pension plan for management employees, the cash balance benefits are based on compensation and years of service. A participant shall become 100% vested in all amounts credited to his or her account upon the completion of three vesting years, as defined in The Dayton Power and Light Company Retirement Income Plan, or the participant’s death or disability. If a participant’s employment is terminated, other than by death or disability, prior to such participant becoming 100% vested in his or her account, the account shall be forfeited as of the date of termination. Vested benefits in the cash balance plan are fully portable upon termination of employment.

In addition, we have a Supplemental Executive Retirement Plan (SERP) for certain retired key executives. The SERP has an immaterial unfunded liability related to agreements for retirement benefits of certain terminated and retired key executives. We also include our net liability to our partners in our co-owned generating plants related to our share of their pension liabilities within Pension, retiree and other benefits on our Balance Sheets.

We recognize an asset for a plan’s overfunded status and a liability for a plan’s underfunded status and recognize, as a component of OCI, the changes in the funded status of the plan that arise during the year that are not recognized as a component of net periodic benefit cost. For the transmission and distribution areas of our electric business, these amounts are recorded as regulatory assets and liabilities which represent the regulated portion that would otherwise be charged or credited to AOCI. We have historically recorded these costs on the accrual basis and this is how these costs have been historically recovered through customer rates. This factor, combined with the historical precedents from the PUCO and FERC, make these costs probable of future rate recovery.

Postretirement Benefits
Qualified employees who retired prior to 1987 and their dependents are eligible for health care and life insurance benefits until their death, while qualified employees who retired after 1987 are eligible for life insurance benefits and partially subsidized health care. The partially subsidized health care is at the election of the employee, who pays the majority of the cost, and is available only from their retirement until they are covered by Medicare. We have funded a portion of the union-eligible benefits using a Voluntary Employee Beneficiary Association Trust. These postretirement health care benefits and the related unfunded obligation of $9.2 million and $12.7 million at December 31, 2018 and 2017, respectively, were not material to the financial statements in the periods covered by this report.

The following tables set forth the changes in our pension plan's obligations and assets recorded on the Balance Sheets at December 31, 2018 and 2017. The amounts presented in the following tables for pension obligations include the collective bargaining plan formula, traditional management plan formula and cash balance plan formula and the SERP in the aggregate and have not been adjusted for $1.8 million and $1.1 million of costs billed to the Service Company for the years ended December 31, 2018 and 2017 or $3.3 million and $0.7 million of costs billed to AES Ohio Generation for the years ended December 31, 2018 and 2017.

$ in millions	Years ended December 31,
Change in benefit obligation	2018	2017
Benefit obligation at January 1	$436.9	$419.6
Service cost	6.1	5.7
Interest cost	13.8	14.2
Plan amendments	5.1	—
Plan curtailment	—	3.0
Actuarial (gain) / loss	(34.6)	28.1
Benefits paid	(40.8)	(33.7)
Benefit obligation at December 31	386.5	436.9

Change in plan assets
Fair value of plan assets at January 1	357.5	341.0
Actual return on plan assets	(11.7)	44.8
Employer contributions	7.9	5.4
Benefits paid	(40.8)	(33.7)
Fair value of plan assets at December 31	312.9	357.5

Unfunded status of plan	$(73.6)	$(79.4)

	December 31,
Amounts recognized in the Balance sheets	2018	2017
Current liabilities	$(0.4)	$(0.4)
Non-current liabilities	(73.2)	(79.0)
Net liability at end of year	$(73.6)	$(79.4)

Amounts recognized in Accumulated Other Comprehensive Income, Regulatory Assets and Regulatory Liabilities, pre-tax
Components:
Prior service cost	$10.4	$6.7
Net actuarial loss	137.2	148.3
Accumulated Other Comprehensive Income, Regulatory Assets and Regulatory Liabilities, pre-tax	$147.6	$155.0
Recorded as:
Regulatory asset	$87.3	$92.2
Accumulated other comprehensive income	60.3	62.8
Accumulated Other Comprehensive Income, Regulatory Assets and Regulatory Liabilities, pre-tax	$147.6	$155.0

The accumulated benefit obligation for our defined benefit pension plans was $378.7 million and $428.3 million at December 31, 2018 and 2017, respectively.

The net periodic benefit cost of the pension plans was:

	Years ended December 31,
$ in millions	2018	2017	2016
Service cost	$6.1	$5.7	$5.7
Interest cost	13.8	14.2	14.7
Expected return on assets	(21.2)	(22.8)	(22.8)
Plan curtailment (a)	—	5.6	5.7
Amortization of unrecognized:
Actuarial loss	9.4	8.7	7.2
Prior service cost	1.4	1.5	3.0
Net periodic benefit cost	$9.5	$12.9	$13.5

Rates relevant to each year's expense calculations
Discount rate	3.66%	4.28%	4.49%
Expected return on plan assets	6.25%	6.50%	6.50%

(a)    As a result of the decision to retire certain coal-fired plants, we recognized a plan curtailment of $5.6 million and $5.7 million in 2017 and 2016, respectively.

Other Changes in Plan Assets and Benefit Obligation Recognized in Accumulated Other Comprehensive Income, Regulatory Assets and Regulatory Liabilities

	Years ended December 31,
$ in millions	2018	2017	2016
Net actuarial loss	$3.4	$9.1	$20.9
Plan curtailment (a)	—	(5.6)	(5.7)
Reversal of amortization item:
Net actuarial loss	(9.4)	(8.7)	(7.2)
Prior service cost	(1.4)	(1.5)	(3.0)
Total recognized in Accumulated Other Comprehensive Income, Regulatory Assets and Regulatory Liabilities	$(7.4)	$(6.7)	$5.0

Total recognized in net periodic benefit cost and Accumulated Other Comprehensive Income, Regulatory Assets and Regulatory Liabilities	$2.1	$6.2	$18.5

(a)    As a result of the decision to retire certain coal-fired plants, we recognized a plan curtailment of $5.6 million and $5.7 million in 2017 and 2016, respectively.

Significant Gains and Losses Related to Changes in the Benefit Obligation
The actuarial gain of $34.6 million decreased the benefit obligation for the year ended December 31, 2018 and an actuarial loss of $28.1 million increased the benefit obligation for the year ended December 31, 2017. The actuarial gain in 2018 was primarily due to an increase in the discount rate, while the actuarial loss in 2017 was primarily due to a decrease in the discount rate.

Assumptions
Our expected return on plan asset assumptions, used to determine benefit obligations, are based on historical long-term rates of return on investments, which use the widely accepted capital market principle that assets with higher volatility generate a greater return over the long run. Current market factors, such as inflation and interest rates, as well as asset diversification and portfolio rebalancing, are evaluated when long-term capital market assumptions are determined. Peer data and historical returns are reviewed to verify reasonableness and appropriateness.

At December 31, 2018, we are maintaining our long-term rate of return assumption of 6.25% for pension plan assets. The rate of return represents our long-term assumptions based on our long-term portfolio mix. Also, at December 31, 2018, we have increased our assumed discount rate to 4.35% from 3.66% for pension expense to reflect current duration-based yield curve discount rates. A one percent increase in the rate of return assumption for pension would result in a decrease in 2019 pension expense of approximately $3.2 million. A one percent decrease in the rate of return assumption for pension would result in an increase in 2019 pension expense of approximately $3.2 million. A 25-basis point increase in the discount rate for pension would result in a decrease of approximately $0.1 million to 2019 pension expense. A 25-basis point decrease in the discount rate for pension would result in an increase of approximately $0.4 million to 2019 pension expense.

In determining the discount rate to use for valuing liabilities, we used a market yield curve on high-quality fixed income investments as of December 31, 2018. We project the expected benefit payments under the plan based on participant data and based on certain assumptions concerning mortality, retirement rates, termination rates, etc. The expected benefit payments for each year are then discounted back to the measurement date using the appropriate spot rate for each half-year from the yield curve, thereby obtaining a present value of all expected future benefit payments using the yield curve. Finally, an equivalent single discount rate is determined which produces a present value equal to the present value determined using the full yield curve.

In future periods, differences in the actual return on pension plan assets and assumed return, or changes in the discount rate, will affect the timing of contributions, if any, to the plans.

The weighted average assumptions used to determine benefit obligations at December 31, 2018, 2017 and 2016 were:

Benefit Obligation Assumptions	Pension
	2018	2017	2016
Discount rate for obligations	4.35%	3.66%	4.28%
Rate of compensation increases	3.94%	3.94%	3.94%

Pension Plan Assets
Plan assets are invested using a total return investment approach whereby a mix of equity securities, debt securities and other investments are used to preserve asset values, diversify risk and achieve our target investment return benchmark. Investment strategies and asset allocations are based on careful consideration of plan liabilities, the plan's funded status and our financial condition. Investment performance and asset allocation are measured and monitored on an ongoing basis.

Plan assets are managed in a balanced portfolio comprised of two major components: an equity portion and a fixed income portion. The expected role of plan equity investments is to maximize the long-term real growth of plan assets, while the role of fixed income investments is to generate current income, provide for more stable periodic returns and provide some protection against a prolonged decline in the market value of plan equity investments.

Long-term strategic asset allocation guidelines, as well as short-term tactical asset allocation guidelines, are determined by a Risk/Advisory Committee and approved by a Fiduciary Committee. These allocations consider the plan’s long-term objectives. The long-term target allocations for plan assets are 24% – 52% for equity securities and 47% – 65% for fixed income securities. Equity securities include U.S. and international equity, while fixed income securities include long-duration and high-yield bond funds and emerging market debt funds.

Tactically, the committees, on a short-term basis, will make asset allocations that are outside the long-term allocation guidelines. The short-term allocation positions are likely to not exceed one-year in duration. In addition to the equity and fixed income investments, the short-term allocation may also include a relatively small allocation to alternative investments. The plan currently has a small target allocation in a core property fund.

Most of our plan assets are measured using quoted, observable prices which are considered Level One inputs in the Fair Value Hierarchy. The Core Property Collective Fund is measured using Level Two inputs that are quoted prices for identical assets in markets that are less active.

The following table summarizes our target pension plan allocation for 2018:

	Long-Term Mid-Point Target Allocation	Percentage of plan assets as of December 31,
Asset category		2018	2017
Equity Securities	38%	33%	35%
Debt Securities	56%	58%	55%
Cash and Cash Equivalents	—%	1%	—%
Real Estate	6%	8%	10%

The fair values of our pension plan assets at December 31, 2018 by asset category are as follows:

Fair Value Measurements for Pension Plan Assets at December 31, 2018
$ in millions	Market Value at December 31, 2018	Quoted prices in active markets for identical assets	Significant observable inputs	Significant unobservable inputs
Asset category		(Level 1)	(Level 2)	(Level 3)
Mutual funds:
U.S. equities (a)	$79.3	$79.3	$—	$—
International equities (a)	25.9	25.9	—	—
Fixed income (b)	143.7	143.7	—	—
Fixed income securities:
U.S. Treasury securities	37.5	37.5	—	—
Cash and cash equivalents:
Money market funds (c)	2.4	2.4	—	—
Other investments:
Core property collective fund (d)	24.1	—	24.1	—
Total pension plan assets	$312.9	$288.8	$24.1	$—

(a)
This category includes investments in equity securities of large, small and medium sized U.S. companies and equity securities of foreign companies including those in developing countries. The funds are valued using the net asset value method in which an average of the market prices for the underlying investments is used to value the fund.

(b)
This category includes investments in investment-grade fixed-income instruments, U.S. dollar-denominated debt securities of emerging market issuers and high yield fixed-income securities that are rated below investment grade. The funds are valued using the net asset value method in which an average of the market prices for the underlying investments is used to value the fund.

(c)
This category is comprised of investments in U.S. treasury obligations that seek to preserve principal and maintain liquidity while providing current income. The funds are valued at the assets’ amortized cost to maintain a stable per share net asset value.

(d)
This category represents a property fund that invests in commercial real estate. The fair value of the fund is valued using the net asset value method in which an average of the market prices for the underlying investments is used to value the fund.

The fair values of our pension plan assets at December 31, 2017 by asset category are as follows:

Fair Value Measurements for Pension Plan Assets at December 31, 2017
$ in millions	Market Value at December 31, 2017	Quoted prices in active markets for identical assets	Significant observable inputs	Significant unobservable inputs
Asset category		(Level 1)	(Level 2)	(Level 3)
Mutual funds:
U.S. equities (a)	$78.2	$78.2	$—	$—
International equities (a)	46.3	46.3	—	—
Fixed income (b)	163.3	163.3	—	—
Fixed income securities:
U.S. Treasury securities	33.5	33.5	—	—
Other investments: (c)
Core property collective fund	36.2	—	36.2	—
Total pension plan assets	$357.5	$321.3	$36.2	$—

(a)
This category includes investments in equity securities of large, small and medium sized U.S. companies and equity securities of foreign companies including those in developing countries. The funds are valued using the net asset value method in which an average of the market prices for the underlying investments is used to value the fund.

(b)
This category includes investments in investment-grade fixed-income instruments, U.S. dollar-denominated debt securities of emerging market issuers and high yield fixed-income securities that are rated below investment grade. The funds are valued using the net asset value method in which an average of the market prices for the underlying investments is used to value the fund.

(c)
This category represents a property fund that invests in commercial real estate. The fair value of the fund is valued using the net asset value method in which an average of the market prices for the underlying investments is used to value the fund.

Pension Funding
We generally fund pension plan benefits as accrued in accordance with the minimum funding requirements of the Employee Retirement Income Security Act of 1974 (ERISA) and, in addition, make voluntary contributions from time to time. We contributed $7.5 million to the pension plan in the year ended December 31, 2018 and $5.0 million to the pension plan in each of the years ended December 31, 2017 and 2016.

We expect to make contributions of $0.4 million to our SERP in 2019 to cover benefit payments. We also expect to make contributions of $7.5 million to our pension plan during 2019.

Funding for the qualified Defined Benefit Pension Plan is based upon actuarially determined contributions that consider the amount deductible for income tax purposes and the minimum contribution required under ERISA, as amended by the Pension Protection Act of 2006, as well as targeted funding levels necessary to meet certain thresholds.

From an ERISA funding perspective, DP&L’s funded target liability percentage was estimated to be 101%. In addition, DP&L must also contribute the normal service cost earned by active participants during the plan year. The funding of normal cost is expected to be approximately $5.4 million in 2019, which includes $1.9 million for plan expenses. Each year thereafter, if the plan’s underfunding increases to more than the present value of the remaining annual installments, the excess is separately amortized over seven years. DP&L’s funding policy for the pension plans is to contribute annually no less than the minimum required by applicable law, and no more than the maximum amount that can be deducted for federal income tax purposes.

Benefit payments, which reflect future service, are expected to be paid as follows:

Estimated future benefit payments
$ in millions due within the following years:	Pension
2019	$26.7
2020	$26.5
2021	$26.3
2022	$26.0
2023	$25.9
2024 - 2028	$125.1